[SHIP]
                           {THE VANGUARD GROUPO LOGO]

                          VANGUARD EQUITY INCOME FUND

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 29, 1999

NEW ADVISER
Effective January 1, 2000, Wellington Management Company, LLP, will replace Spare, Kaplan, Bischel & Associates, LLC, as one of the advisers to the Fund. Initially, Wellington Management is expected to manage about 15% of the Fund's assets, although this allocation may be increased or decreased at any time. Newell Associates and John A. Levin & Co., Inc. will continue to serve as investment advisers to the Fund. The Fund's investment objectives and policies will not change following the addition of Wellington as an adviser. The Fund, however, may realize modest capital gains if Wellington modifies the composition of its portion of the portfolio.
         John R. Ryan, Senior Vice President and Managing Partner of Wellington Management, will serve as portfolio manager to the Fund. Mr. Ryan has 18 years of investment management experience serving institutional investors. He employs a fundamental investment approach to identify individual stocks, seeking those that on average pay high current income and have the potential for increased dividends in the future.
         The Fund will pay Wellington Management an investment advisory fee at the end of each fiscal quarter. This fee will be calculated by applying an annual percentage rate to the average month-end assets managed by Wellington Management for each quarter:

                 NET ASSETS                         FEE RATE
                 ----------------                   ---------
                 First $1 billion                   0.125%
                 Next $4 billion                    0.100%
                 Over $5 billion                    0.080%

         In addition, Wellington Management's basic fee will be increased or decreased based on the cumulative investment performance of its portion of the Fund over a trailing 36-month period, as compared with the cumulative total return of the Lipper Equity Income Fund average for the same period.
         Founded in 1928, Wellington Management currently manages more than $215 billion in assets and maintains its principal offices at 75 State Street, Boston, MA 02109.

                                                                 XXXX-12/28/1999